August 11, 1997



Securities and Exchange Commission
Operations Center
6432 General Green Way
Alexandria, VA  22312-2413

Gentlemen:

We are transmitting herewith Indiana Energy, Inc.'s
Current Report on Form 8-K.

Very truly yours,



/s/ Douglas S. Schmidt
Douglas S. Schmidt



          SECURITIES AND EXCHANGE COMMISSION

               Washington, D. C.  20549





                       FORM 8-K


                    CURRENT REPORT



        Pursuant to Section 13 or 15(d) of the
            Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): August 11, 1997


                 INDIANA ENERGY, INC.
(Exact name of registrant as specified in its charter)


       INDIANA                         1-9091           35-1654378
(State or other jurisdiction    (Commission File No.)  (IRS Employer
 of incorporation)                                      Identification
                                                        Number)



    1630 North Meridian Street, Indianapolis, Indiana  46202
      (Address of principal executive offices)   (Zip Code)

Registrant's telephone number, including area code:   (317) 926-3351

Item 5.    Other Events

       In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, Indiana Energy, Inc. ("Indiana Energy") is hereby filing cautionary statements identifying important factors that could cause actual results of Indiana Energy and its subsidiaries, including Indiana Gas Company,
       Inc., to differ materially from those projected in forward-looking statements of Indiana Energy and its subsidiaries made by, or on behalf of, Indiana Energy and its subsidiaries.

Item 7.   Financial Statements and Exhibits

       (c)  The following exhibit is filed herewith:

            Exhibit Designation           Nature of Exhibit

                    99                    Cautionary Statement for
                                          Purpose of "Safe Harbor"
                                          Provisions of the
                                          Private Securities
                                          Litigation
                                          Reform Act of 1995.



                      SIGNATURES

   Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 INDIANA ENERGY, INC.
                                    Registrant


Dated August 11, 1997    /s/Niel C. Ellerbrook
                         Niel C. Ellerbrook
                         Executive Vice President, Treasurer
                         and Chief Financial Officer



Dated August 11, 1997    /s/Jerome A. Benkert
                         Jerome A. Benkert
                         Controller